[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) LIMITED
                         MATURITY SERIES

MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
James J. Calmas*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                     NO BANK GUARANTEE
-------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of 0.89% (including the reinvestment of any distributions), which compares to 1.27% for the Lehman Brothers One- to Three-Year Government/Corporate Bond Index (the Lehman Index), a total return index consisting of all U.S. government-agency, Treasury, and investment-grade corporate debt securities with maturities of one to three years. Over the same period, the Series also compares to 1.16% for the average short-term investment-grade debt fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Although we do not expect to see a dramatic increase in interest rates in coming months, there is a possibility that the current environment of strong economic growth could lead to a slight increase. Therefore, we are looking for bonds with less price volatility and have begun a steady effort to upgrade the credit quality of the Series. Although higher-rated bonds have somewhat lower yields, their prices should be less volatile when interest rates rise. A year ago the average credit quality of the portfolio, based on ratings from agencies such as Moody's Investors Service, Inc. and Standard & Poor's Corp., was "A-"; it is now "A+," with the highest possible rating "AAA."

In upgrading the portfolio, we have cut the Series' exposure to home equity lenders and consumer finance companies because many of them have not recovered yet from the credit market turmoil set off by last summer's Russian bond default. At the same time, we have increased the Series' holdings in the energy sector, which has benefited from rising oil prices, and in the rapidly expanding telecommunications sector. For example, we bought Boston Edison, an electric utility, and Columbia Gas Systems, a natural gas pipeline company. We believe these companies are in strong financial shape and are not heavily reliant on the bond markets for financing. We have, however, kept some consumer finance companies that we think have done a better job of evaluating the credit quality of their borrowers, as well as companies that don't rely so much on the bond markets to raise capital.

Looking ahead, we think the strong economy should help corporate debt. The health of industries such as housing, autos, and technology is providing momentum to the economy and, with inflation in check, we think any interest-rate increase should be small. If interest rates do continue to rise, or if there is an unexpected event similar to the emerging market crisis of 1997-98, we believe the Series' increased credit quality should help limit a decline in the price of the portfolio.

Respectfully,

/s/ James J. Calmas
    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James J. Calmas is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Intermediate Income Fund, MFS(R) Limited Maturity Fund, and MFS(R) Limited Maturity Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Calmas joined MFS in 1988 and was named Assistant Vice President in 1991, Vice President in 1993, and portfolio manager in 1998. He is a graduate of Dartmouth College and holds an M.B.A. degree from the Amos Tuck School of Business Administration of Dartmouth College.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily seeks to protect shareholders' capital.

Commencement of investment operations: August 14, 1996

Size: $2.5 million net assets as of June 30, 1999

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                              6 Months      1 Year        Life*
-------------------------------------------------------------------------------
Cumulative Total Return                         +0.89%      +3.46%      +15.76%
-------------------------------------------------------------------------------
Average Annual Total Return                       --        +3.46%      + 5.22%
-------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, August 14, 1996, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Bonds - 80.3%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 77.1%
  Apparel and Textiles - 1.3%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                                  $ 23           $   22,435
    Jones Apparel Group, Inc., 6.25s, 2001                                    10                9,962
                                                                                           ----------
                                                                                           $   32,397
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.3%
    Aristar, Inc., 5.85s, 2004                                              $ 19           $   18,367
    Capital One Financial Corp., 7.25s, 2003                                  20               19,830
    Great Western Financial Corp., 6.375s, 2000                               22               22,051
    GS Escrow Corp., 6.75s, 2001                                              19               18,768
    Salton Sea Funding Corp., 6.69s, 2000                                      4                4,342
                                                                                           ----------
                                                                                           $   83,358
-----------------------------------------------------------------------------------------------------
  Containers - 1.0%
    Owens-Illinois, Inc., 11s, 2003                                         $ 25           $   25,875
-----------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 17.2%
    Aames Mortgage Trust, 6.75s, 2021                                       $ 17           $   17,082
    Americredit Automobile Receivable Trust, 5.78s, 2003                      35               34,606
    Amresco Residential Securities Mortgage Loan Trust,
      5.94s, 2015                                                             34               33,809
    BankBoston Home Equity Loan Trust, 5.89s, 2013                            17               16,828
    Case Equipment Receivable Trust, 5.285s, 2002                             40               39,850
    Commonwealth Edison Transition Funding Trust, 5.29s, 2003                 17               16,819
    Discover Card Master Trust I, 5.85s, 2006                                 20               19,456
    First Chicago Master Trust II, 5.268s, 2003                               25               25,063
    Ford Credit Auto Owner Trust, 5.31s, 2001                                 10                9,972
    Green Tree Financial Corp., 6.04s, 2029                                   18               18,017
    Green Tree Financial Corp., 6.39s, 2029                                   30               30,093
    MBNA Master Credit Card Trust II, 5.25s, 2006                             25               23,922
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                       16               15,877
    Partners First Credit Card Master Trust, 5.088s, 2027                     50               50,000
    Premier Auto Trust, 5.88s, 2001                                           20               20,000
    Sallie Mae Student Loan Trust, 5.167s, 2009                               30               29,597
    Student Loan Trust, 5.017s, 2004                                          15               15,075
    Time Warner Pass-Through Asset Trust, 6.1s, 2001#                         19               18,920
                                                                                           ----------
                                                                                           $  434,986
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 4.7%
    Countrywide Home Loan, Inc., 6.85s, 2004                                $ 31           $   31,039
    General Motors Acceptance Corp., 7s, 2002                                 25               25,364
    Lehman Brothers Holdings, Inc., 6.375s, 2001                              23               22,903
    Merrill Lynch & Co., 6.06s, 2001                                          40               39,832
                                                                                           ----------
                                                                                           $  119,138
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.1%
    RJ Reynolds Tobacco Holdings, 7.375s, 2003                              $ 23           $   22,535
    Seagram (Joseph E.) & Sons, Inc., 5.79s, 2001                             28               27,486
    Whitman Corp., 6s, 2004                                                   28               27,101
                                                                                           ----------
                                                                                           $   77,122
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Georgia-Pacific Corp., 9.95s, 2002                                      $ 20           $   21,768
-----------------------------------------------------------------------------------------------------
  Insurance - 1.4%
    Conseco, Inc., 7.875s, 2000                                             $ 35           $   35,181
-----------------------------------------------------------------------------------------------------
  Oils - 1.0%
    Occidental Petroleum Corp., 10.125s, 2001                               $ 23           $   24,672
-----------------------------------------------------------------------------------------------------
  Railroads - 0.8%
    Union Pacific Corp., 6.34s, 2003                                        $ 21           $   20,679
-----------------------------------------------------------------------------------------------------
  Stores - 1.0%
    Rite Aid Corp., 6.7s, 2001                                              $ 25           $   24,877
-----------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Safeway, Inc., 5.875s, 2001                                             $ 20           $   19,787
-----------------------------------------------------------------------------------------------------
  Telecommunications - 5.9%
    Comcast Corp., 9.125s, 2006                                             $ 28           $   29,803
    Sprint Capital Corp., 5.875s, 2004                                        26               24,917
    Telecomunicaiones de Puerto Rico, 6.15s, 2002                             30               29,626
    TKR Cable, Inc., 10.5s, 2007                                              40               42,627
    WorldCom, Inc., 8.875s, 2006                                              20               21,292
                                                                                           ----------
                                                                                           $  148,265
-----------------------------------------------------------------------------------------------------
  Transportation - 1.0%
    Hertz Corp., 6.5s, 2000                                                 $ 25           $   25,072
-----------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 4.0%
    Federal Home Loan Bank, 5.525s, 2000                                    $ 50           $   49,953
    Federal National Mortgage Assn., 7s, 2012                                 50               50,630
                                                                                           ----------
                                                                                           $  100,583
-----------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 23.5%
    U.S. Treasury Notes, 5.75s, 2000                                        $ 68           $   68,161
    U.S. Treasury Notes, 5s, 2001                                            100               99,218
    U.S. Treasury Notes, 6.25s, 2001                                         185              187,615
    U.S. Treasury Notes, 6.5s, 2001                                          175              178,282
    U.S. Treasury Notes, 6.625s, 2002                                         30               30,745
    U.S. Treasury Notes, 5.25s, 2003                                          30               29,489
                                                                                           ----------
                                                                                           $  593,510
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.8%
    Boston Edison Co., 6.8s, 2000                                           $ 35           $   35,228
    California Infrastructure, 6.17s, 2003                                    26               26,033
    Entergy Mississippi, Inc., 6.2s, 2004                                     30               29,151
    MidAmerican Funding LLC, 5.85s, 2001                                      32               31,787
                                                                                           ----------
                                                                                           $  122,199
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.5%
    CMS Panhandle Holding Co., 6.125s, 2004                                 $ 18           $   17,477
    Columbia Gas Systems, Inc., 6.39s, 2000                                   21               21,023
                                                                                           ----------
                                                                                           $   38,500
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $1,947,969
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 3.2%
  Australia - 0.5%
    Westpac Banking, 9.125s, 2001 (Banks and Credit Cos.)                   $ 13           $   13,678
-----------------------------------------------------------------------------------------------------
  Germany - 1.4%
    Bayerische Landesbank Girozent, 5.625s, 2001 (Banks
      and Credit Cos.)                                                      $ 35           $   34,760
-----------------------------------------------------------------------------------------------------
  Iceland - 0.3%
    Republic of Iceland, 6.125s, 2004                                       $  8           $    7,842
-----------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.)            $  9           $    8,897
-----------------------------------------------------------------------------------------------------
  Supra-National - 0.7%
    Corporacion Andina de Fomento, 7.1s, 2003 (Banks and Credit Cos.)       $ 17           $   16,653
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $   81,830
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,056,118)                                                  $2,029,799
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 18.6%
-----------------------------------------------------------------------------------------------------
      Federal Farm Credit Bank, due 7/01/99 at Amortized Cost               $470           $  470,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,526,118)                                            $2,499,799

Other Assets, Less Liabilities - 1.1%                                                          27,846
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $2,527,645
-----------------------------------------------------------------------------------------------------
# SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,526,118)                $2,499,799
  Cash                                                                    2,402
  Interest receivable                                                    25,740
  Deferred organization expenses                                          3,914
  Other assets                                                               75
                                                                     ----------
      Total assets                                                   $2,531,930
                                                                     ----------
Liabilities:
  Payable for Series shares reacquired                               $      301
  Payable to affiliate for management fee                                    38
  Accrued expenses and other liabilities                                  3,946
                                                                     ----------
      Total liabilities                                              $    4,285
                                                                     ----------
Net assets                                                           $2,527,645
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $2,512,493
  Unrealized depreciation on investments                                (26,319)
  Accumulated net realized loss on investments                          (13,147)
  Accumulated undistributed net investment income                        54,618
                                                                     ----------
      Total                                                          $2,527,645
                                                                     ==========
Shares of beneficial interest outstanding                             246,659
                                                                      =======
Net asset value per share
  (net assets / shares of beneficial interest outstanding)             $10.25
                                                                       ======

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                                      $ 65,442
                                                                       --------
  Expenses -
    Management fee                                                     $  5,953
    Trustees' compensation                                                1,123
    Shareholder servicing agent fee                                         378
    Administrative fee                                                      161
    Custodian fee                                                         1,350
    Printing                                                              3,903
    Auditing fees                                                         4,993
    Legal fees                                                            1,524
    Amortization of organization expenses                                   916
    Miscellaneous                                                         1,835
                                                                       --------
      Total expenses                                                   $ 22,136
    Fees paid indirectly                                                   (275)
    Reduction of expenses by investment adviser                         (11,037)
                                                                       --------
      Net expenses                                                     $ 10,824
                                                                       --------
        Net investment income                                          $ 54,618
                                                                       --------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions     $(13,140)
  Change in unrealized depreciation on investments                      (23,065)
                                                                       --------
        Net realized and unrealized loss on investments                $(36,205)
                                                                       --------
          Increase in net assets from operations                       $ 18,413
                                                                       ========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 1999            DECEMBER 31, 1998
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   54,618                   $   64,423
  Net realized gain (loss) on investments                         (13,140)                       2,093
  Net unrealized loss on investments                              (23,065)                      (3,927)
                                                               ----------                   ----------
    Increase in net assets from operations                     $   18,413                   $   62,589
                                                               ----------                   ----------
Distributions declared to shareholders -
  From net investment income                                   $     --                     $  (64,423)
  From net realized gain on investments                              --                         (1,008)
  In excess of net investment income                                 --                           (384)
                                                               ----------                   ----------
    Total distributions declared to shareholders               $     --                     $  (65,815)
                                                               ----------                   ----------
Net increase in net assets from Series share transactions      $  682,950                   $1,128,448
                                                               ----------                   ----------
      Total increase in net assets                             $  701,363                   $1,125,222
                                                               ----------                   ----------
Net assets:
  At beginning of period                                        1,826,282                      701,060
                                                               ----------                   ----------
  At end of period (including accumulated undistributed
    net investment income of $54,618 and $0,
    respectively)                                              $2,527,645                   $1,826,282
                                                               ==========                   ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,                    PERIOD ENDED
                                               SIX MONTHS ENDED              --------------------------          DECEMBER 31,
                                                  JUNE 30, 1999                1998                1997                 1996*
                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $10.16              $10.01              $10.01                $10.00
                                                         ------              ------              ------                ------
Income from investment operations# -
  Net investment income(S)                               $ 0.26              $ 0.55              $ 0.62                $ 0.25
  Net realized and unrealized gain (loss) on
    investments                                           (0.17)              (0.01)              (0.01)                 0.01
                                                         ------              ------              ------                ------
      Total from investment operations                   $ 0.09              $ 0.54              $ 0.61                $ 0.26
                                                         ------              ------              ------                ------
Less distributions declared to shareholders -
  From net investment income                             $ --                $(0.38)             $(0.60)               $(0.25)
  From net realized gain on investments                    --                 (0.01)              (0.01)                 --
  In excess of net investment income                       --                 (0.00)+++            --                    --
                                                         ------              ------              ------                ------
      Total distributions declared to shareholders       $ --                $(0.39)             $(0.61)               $(0.25)
                                                         ------              ------              ------                ------
Net asset value - end of period                          $10.25              $10.16              $10.01                $10.01
                                                         ======              ======              ======                ======
Total return                                              0.89%++             5.42%               6.08%                 2.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.02%+              1.03%               1.02%                 1.03%+
  Net investment income                                   5.02%+              5.34%               6.13%                 6.61%+
Portfolio turnover                                          44%                 94%                167%                  109%
Net assets at end of period (000 omitted)                $2,528              $1,826              $  701                $  523
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.45% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
    Net investment income                                $ 0.21              $ 0.38              $ 0.10                $ 0.01
    Ratios (to average net assets):
      Expenses##                                           2.04%+              2.64%               6.20%                 7.55%+
      Net investment income                                4.00%+              3.73%               0.95%                 0.09%+
  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arranagement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series expenses are calculated without reduction for this expense.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Limited Maturity Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 Funds: MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Governments Series (formerly MFS(R) World Governments Series), MFS(R) Global Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 7 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series' operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized/accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the Series' average daily net assets.

The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.45% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $61,868.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                          PURCHASES        SALES
--------------------------------------------------------------------------------
U.S. government securities                                 $340,619     $262,622
                                                           --------     --------
Investments (non-U.S. government securities)               $986,291     $554,438
                                                           --------     --------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $2,526,118
                                                                     ----------
Gross unrealized depreciation                                        $  (26,735)
Gross unrealized appreciation                                               416
                                                                     ----------
    Net unrealized depreciation                                      $  (26,319)
                                                                     ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                  PERIOD ENDED JUNE 30, 1999        YEAR ENDED DECEMBER 31, 1998
                                  --------------------------        ----------------------------
                                    SHARES            AMOUNT              SHARES          AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        115,806        $1,182,290             187,508      $1,935,225
Shares issued to shareholders in
  reinvestment
  of distributions                    --                --                 6,486          65,828
Shares reacquired                  (48,851)         (499,340)            (84,291)       (872,605)
                                   -------        ----------             -------      ----------
    Net increase                    66,955        $  682,950             109,703      $1,128,448
                                   =======        ==========             =======      ==========

(6) Line of Credit
The Series and other affiliated Funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series' shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Series at the end of each quarter. The commitment fee allocated to the Series for the year ended June 30, 1999, was $4. The Series had no borrowings during the period.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  VLM-3 8/99 260